March 6, 2007
GENERAL MONEY MARKET FUNDS - General Government Securities Money Market Fund
SUPPLEMENT TO COMBINED PROSPECTUS DATED APRIL 1, 2006

The following information replaces the first sentence of the second paragragh of the section of the Fund’s Combined Prospectus entitled “General Government Securities Money Market Fund - GOAL/APPROACH”:

To pursue this goal, the fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements).